Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2070 Fund
June 30, 2026
AFF70-NPRT1-0826
1.9912133.102
Bond Funds - 2.7%
	Shares	Value ($)
Fidelity Series Long-Term Treasury Bond Index Fund (b) (Cost $710,076)	133,164	709,764

Domestic Equity Funds - 53.8%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (b)	117,572	2,137,453
Fidelity Advisor Series Growth Opportunities Fund (b)	72,637	1,514,485
Fidelity Series All-Sector Equity Fund (b)	68,239	1,033,824
Fidelity Series Intrinsic Opportunities Fund (b)	21,335	258,156
Fidelity Series Large Cap Stock Fund (b)	102,436	3,023,915
Fidelity Series Large Cap Value Index Fund (b)	13,039	276,162
Fidelity Series Opportunistic Insights Fund (b)	64,839	1,844,681
Fidelity Series Small Cap Core Fund (b)	4,595	74,619
Fidelity Series Small Cap Discovery Fund (b)	17,481	230,046
Fidelity Series Small Cap Opportunities Fund (b)	20,896	422,315
Fidelity Series Stock Selector Large Cap Value Fund (b)	107,501	1,663,041
Fidelity Series Value Discovery Fund (b)	89,362	1,667,490
TOTAL DOMESTIC EQUITY FUNDS (Cost $12,739,849)		14,146,187

International Equity Funds - 43.3%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	49,036	1,025,830
Fidelity Series Emerging Markets Fund (b)	50,795	775,130
Fidelity Series Emerging Markets Opportunities Fund (b)	97,409	3,130,735
Fidelity Series International Growth Fund (b)	96,921	2,090,592
Fidelity Series International Small Cap Fund (b)	10,610	200,628
Fidelity Series International Value Fund (b)	122,842	2,056,383
Fidelity Series Overseas Fund (b)	128,137	2,074,534
Fidelity Series Select International Small Cap Fund (b)	1,279	19,780
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $9,963,925)		11,373,612

U.S. Treasury Obligations - 0.1%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 7/9/2026 (d) (Cost $19,984)	3.63	20,000	19,984

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $23,433,834)	26,249,547
NET OTHER ASSETS (LIABILITIES) - 0.1%	35,933
NET ASSETS - 100.0%	26,285,480

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT 10Y Ultra US Treasury Notes Contracts (United States)	13	9/2026	1,459,656	(4,313)
CME E-Mini S&P 500 Index Contracts (United States)	8	9/2026	301,930	3,578
TOTAL LONG				(735)
SHORT
CME E-Mini Russell 2000 Index Contracts (United States)	(10)	9/2026	(152,280)	(5,191)
TOTAL FUTURES CONTRACTS				(5,926)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $19,984.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Advisor Series Equity Growth Fund	1,515,563	451,264	144,547	-	(3,490)	318,663	2,137,453	117,572
Fidelity Advisor Series Growth Opportunities Fund	1,071,059	290,644	182,548	-	(2,193)	337,523	1,514,485	72,637
Fidelity Series All-Sector Equity Fund	699,586	210,085	9,190	-	978	132,365	1,033,824	68,239
Fidelity Series Canada Fund	759,099	263,006	14,327	-	486	17,566	1,025,830	49,036
Fidelity Series Commodity Strategy Fund	91,321	21,432	111,302	-	10,137	(11,588)	-	-
Fidelity Series Emerging Markets Fund	495,633	178,273	9,848	-	385	110,687	775,130	50,795
Fidelity Series Emerging Markets Opportunities Fund	1,995,540	681,892	61,953	-	1,423	513,833	3,130,735	97,409
Fidelity Series Government Money Market Fund	-	100,506	100,506	200	-	-	-	-
Fidelity Series International Developed Markets Bond Index Fund	-	18	18	-	-	-	-	-
Fidelity Series International Growth Fund	1,515,176	382,009	59,243	-	799	251,851	2,090,592	96,921
Fidelity Series International Small Cap Fund	178,462	23,941	15,787	-	(585)	14,597	200,628	10,610
Fidelity Series International Value Fund	1,518,071	469,918	26,043	-	909	93,528	2,056,383	122,842
Fidelity Series Intrinsic Opportunities Fund	222,610	18,212	12,403	-	720	29,017	258,156	21,335
Fidelity Series Investment Grade Bond Fund	-	431	431	1	-	-	-	-
Fidelity Series Large Cap Stock Fund	2,061,109	714,817	25,221	-	1,665	271,545	3,023,915	102,436
Fidelity Series Large Cap Value Index Fund	195,217	56,363	5,041	-	120	29,503	276,162	13,039
Fidelity Series Long-Term Treasury Bond Index Fund	874,561	173,621	336,500	7,620	(7,954)	6,036	709,764	133,164
Fidelity Series Opportunistic Insights Fund	1,296,069	359,155	39,167	-	(1,025)	229,649	1,844,681	64,839
Fidelity Series Overseas Fund	1,519,515	393,943	27,883	-	946	188,013	2,074,534	128,137
Fidelity Series Select International Small Cap Fund	14,842	3,649	42	-	11	1,320	19,780	1,279
Fidelity Series Small Cap Core Fund	42,124	25,001	639	2,217	49	8,084	74,619	4,595
Fidelity Series Small Cap Discovery Fund	161,883	32,403	2,089	2,324	112	37,737	230,046	17,481
Fidelity Series Small Cap Opportunities Fund	333,939	40,425	18,152	-	1,322	64,781	422,315	20,896
Fidelity Series Stock Selector Large Cap Value Fund	1,169,774	400,561	33,200	-	1,056	124,850	1,663,041	107,501
Fidelity Series Value Discovery Fund	1,166,631	397,921	39,007	-	1,339	140,606	1,667,490	89,362
	18,897,784	5,689,490	1,275,087	12,362	7,210	2,910,166	26,229,563

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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